UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

KINTARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37823	99-0360497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd, Suite 150 San Diego, CA		92121
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (858) 350-4364

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KTRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 1, 2024, Kintara Therapeutics, Inc. (“Kintara”) and TuHURA Biosciences, Inc. (“TuHURA”) issued a press release providing an overview of Kintara’s and TuHURA’s recent corporate and clinical advancements and outlining upcoming expected near term milestones.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”), and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

On July 1, 2024, Kintara and TuHURA provided an overview of Kintara’s and TuHURA’s recent corporate and clinical advancements and outlined upcoming expected near term milestones.

As previously disclosed, in April 2024, Kintara entered into a definitive merger agreement (the “Merger Agreement”) with TuHURA, pursuant to which Kayak Mergeco, Inc., Kintara's wholly-owned subsidiary will merge with and into TuHURA with TuHURA surviving the merger and becoming Kintara's direct, wholly-owned subsidiary (the "Merger"). The Merger is expected to close in the third quarter of 2024. Kintara’s existing stockholders will own approximately 5.5% of combined company’s common stock at the closing of the Merger, inclusive of the contingent value right (“CVR”) linked to the achievement of enrollment of a minimum of 10 patients in the REM-001 study, with such patients each completing 8 weeks of follow-up on or before December 31, 2025.

TuHURA is expected to advance a single Phase 3 trial for IFx-2.0 personalized cancer vaccine as adjunctive therapy with Keytruda® in first-line treatment for advanced Merkel cell carcinoma in the second half of 2024 under FDA's accelerated approval pathway. TuHURA’s first-in-class bifunctional Antibody Drug Conjugates (“ADCs”) represent potential upside partnering opportunities. TuHURA has secured $31 million subscribed financing in connection with the Merger Agreement which is expected to provide cash runway into late 2025.

As previously disclosed, on June 12, 2024, Kintara received a 180-day extension until December 9, 2024 from The Nasdaq Stock Market LLC (“Nasdaq”) to regain compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market, in accordance with Nasdaq Listing Rule 5810(c)(3)(A).

Kintara has also advanced enrollment, dosing and clinical site expansion in Kintara’s open label 15-patient REM-001 study in cutaneous metastatic breast cancer (“CMBC”). As of June 26, 2024, four patients have been dosed in the open label 15-patient REM-001 study CMBC. In addition to Memorial Sloan Kettering Cancer Center, Montefiore Medical Center and the University Hospital for Albert Einstein College of Medicine will soon begin screening patients. The majority of the costs to run this study will be covered by the $2.0 million Small Business Innovation Research (“SBIR”) grant Kintara was awarded from the National Institutes of Health (“NIH”). In March 2024, Kintara expanded inclusion criteria in the open label 15-patient REM-001 study in CMBC to include patients receiving pembrolizumab (KEYTRUDA®) for at least three months at screening. This is expected to significantly increase the pace of enrollment.

Kintara and TuHURA expect to close the Merger by the third calendar quarter of 2024. Kintara expects to complete enrollment and an 8-week follow-up of 10 patients in the REM-001 study by the fourth calendar quarter of 2024. TuHURA expects to commence its Phase 3 trial for IFx-2.0 personalized cancer vaccine for advanced Merkel cell carcinoma under FDA's accelerated approval pathway by the second half of calendar year 2024.

Additional Information about the Proposed Merger and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to the proposed Merger of Kintara and TuHURA. In connection with the proposed Merger, Kintara has filed a Registration Statement on Form S-4, which includes a preliminary proxy statement and a preliminary prospectus of Kintara (the “proxy statement/prospectus”). This registration statement has not yet been declared effective and Kintara has filed or may file other documents regarding the proposed Merger with the SEC. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to Kintara’s stockholders once available. Investors and security holders will be able to obtain these documents (when available) free of charge from the SEC’s website at www.sec.gov. In addition, investors and stockholders should note that Kintara communicates with investors and the public using its website (www.kintara.com), the investor relations website (https://www.kintara.com/investors) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Kintara with the SEC, and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger.

Participants in the Solicitation

Kintara, TuHURA and their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies from Kintara and TuHURA stockholders in respect of the proposed Merger. Information about Kintara’s directors and executive officers is available in Kintara’s proxy statement, which was filed with the SEC on May 17, 2024 for the 2024 Annual Meeting of Stockholders, Kintara’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, which was filed with the SEC on September 18, 2023. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC and Kintara as indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, consent, authorization, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 contain forward-looking statements based upon Kintara’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. These statements are only predictions. Kintara has based these forward-looking statements largely on its then-current expectations and projections about future events, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Kintara’s control, and actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) the risk that the conditions to the closing or consummation of the proposed Merger are not satisfied, including the failure to obtain stockholder approval for the proposed Merger; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Kintara and TuHURA to consummate the transactions contemplated by the proposed

Merger; (iii) risks related to Kintara’s and TuHURA’s ability to correctly estimate their respective operating expenses and expenses associated with the proposed Merger, as applicable, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed Merger by either Kintara or TuHURA; (v) the effect of the announcement or pendency of the proposed Merger on Kintara’s or TuHURA’s business relationships, operating results and business generally; (vi) costs related to the proposed Merger; (vii) the outcome of any legal proceedings that may be instituted against Kintara, TuHURA, or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; (vii) the ability of Kintara or TuHURA to protect their respective intellectual property rights; (viii) competitive responses to the proposed Merger; (ix) unexpected costs, charges or expenses resulting from the proposed Merger; (x) whether the combined business of TuHURA and Kintara will be successful; (xi) legislative, regulatory, political and economic developments; and (xii) additional risks described in the “Risk Factors” section of Kintara’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023, and the registration statement on Form S-4 related to the proposed Merger filed with the SEC. Additional assumptions, risks and uncertainties are described in detail in Kintara’s registration statements, reports and other filings with the SEC, which are available on Kintara’s website, and at www.sec.gov. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither Kintara nor TuHURA can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Kintara and TuHURA undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release of Kintara Therapeutics, Inc. and TuHURA Biosciences, Inc. issued July 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINTARA THERAPEUTICS, INC.

Date: July 1, 2024	By:	/s/ Robert E. Hoffman
Name: Robert E. Hoffman
Title: Chief Executive Officer